FIRST MODIFICATION AGREEMENT
                           ----------------------------



   DATE:     February 25, 1994
   ----

   PARTIES:  Borrower: CONTINENTAL HOMES HOLDING CORP., a Delaware corporation
   -------

             Bank:     BANK  ONE, ARIZONA,  NA,  formerly known  as The  Valley
                       National   Bank   of   Arizona,   a   national   banking
                       association.


   RECITALS:
   --------

      A. Bank has extended to Borrower credit ("Loan") in the principal amount of $10,000,000.00 pursuant to the Loan Agreement, dated February 25, 1993 ("Loan Agreement"), and evidenced by the Promissory Note, dated February 25, 1993 ("Note"). The unpaid principal of the Loan as of the date hereof is $3,000,000.

      B.   The  Note,  the  Loan  Agreement, any  arbitration  resolution,  any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, are sometimes referred to individually and collectively as the "Loan Documents". Hereinafter, "Note", "Loan Agreement", and "Loan Documents" shall mean such documents as modified in the Modifications.

      C. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

   AGREEMENT:
   ---------

   For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

   1.   ACCURACY OF RECITALS.
        --------------------

   Borrower acknowledges the accuracy of the Recitals.

   2.   MODIFICATION OF LOAN DOCUMENTS.
        ------------------------------

      2.1  The Loan Documents are modified as follows:

        2.1.1 The term "Maturity Date" as used in the Note is hereby extended from February 25, 1994 to February 25, 1995.

        2.1.2 The term "Commitment Expiration Date" as used in the Loan Agreement is hereby extended from February 25, 1994 to February 25, 1995.

        2.1.3 Section 6.12.1 of the Loan Agreement is hereby amended in its entirety to provide as follows:

           6.12.1 Tangible Net Worth. A minimum Tangible Net Worth in the amount of $70,000,000.00.

        2.1.4 Section 6.12.3 of the Loan Agreement is hereby amended in its entirety to provide as follows:

           6.12.3 Debt to Equity Ratio. A Debt to Equity Ratio of not more than 3.50 to 1.0. An Adjusted Debt to Equity Ratio of not more than
      2.0 to 1.0. As used herein, "Adjusted Debt to Equity Ratio" means the ratio of Borrower's outstanding Adjusted Debt, on a consolidated basis, to Net Worth. As used herein, "Adjusted Debt" means all Debt of Borrower on a consolidated basis plus all accounts payable and other accrued expenses of Borrower on a consolidated basis, excluding Debt arising from "mortgage banking and title operations" of American Western Mortgage Company, Miltex Mortgage Company, and Travis Title, all as shown on a consolidated balance sheet of Borrower prepared in accordance with GAAP and approved by Bank.

        2.1.5 Section 6.14 of the Loan Agreement is hereby modified in its entirety to provide as follows:

        6.14 Compensating Balances. Borrower shall at all times maintain on deposit with Bank (i) free, collected, non-interest-bearing compensating balances in the amount of not less than $500,000.00 and (ii) such additional compensating balance deposits (which may be interest bearing) as may be necessary to cause the total deposits maintained at Bank (including amounts maintained pursuant to clause (i) of this sentence) to be equal to or greater than two-thirds of the total deposits maintained by Borrower with all financial institutions.

        2.1.6 Section 6.13 of the Loan Agreement is hereby amended in its entirety to provide as follows:

        6.13 Clean-Up. With respect to (i) the six-month period commencing on February 25, 1994 and ending on August 24, 1994, Borrower shall not have any Advances outstanding pursuant to this Agreement for a period of at least thirty (30) consecutive days, and (ii) the six-month period commencing on August 25, 1994 and ending on the Commitment expiration date specified in Section 1, Borrower shall not have any Advances outstanding pursuant to this Agreement for a period of at least fifteen
      (15) consecutive days.

        2.1.7 The definition of "Permitted Debt" as set forth in Section 1 of the Loan Agreement is hereby modified to include as Permitted Debt the Debt arising pursuant to that certain Loan Agreement, dated July 28, 1993, between Milburn Investments, Inc., a Texas corporation, and Bank, in the maximum principal amount of $25,000,000.00.

        2.1.8 A new paragraph 14 is hereby added to the section of the Note entitled "EVENTS OF DEFAULT" to provide as follows:

        14. The occurrence of any condition or event that is a default or is designated as a default, an event of default or an Event of Default, in that certain Loan Agreement, dated July 28, 1993, between Milburn Investments, Inc., a Texas corporation, and Bank, in the maximum principal amount of $25,000,000.00.

      2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.

      2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

      2.4  From and after the  date hereof, the  certificates required pursuant
   to  Section 6.3.4  of  the   Loan  Agreement  shall  include  certifications
   regarding the Adjusted Debt to Equity Ratio in form satisfactory to Bank.

   3.  RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.
        --------------------------------------------

   The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

   4.  BORROWER REPRESENTATIONS AND WARRANTIES.
       ---------------------------------------

   Borrower represents and warrants to Bank:

      4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

      4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

      4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

      4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

      4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

   5.  BORROWER COVENANTS.
        -----------------

   Borrower covenants with Bank:

      5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

      5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

      5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

        5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

        5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys).

        5.3.3  An extension and modification fee of $50,000.00.

        5.3.4   A documentation fee to the Bank of $500.00.

   6.   EXECUTION AND DELIVERY OF AGREEMENT BY BANK.
        -------------------------------------------

   Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) each guarantor(s) of the Loan, if any, has executed and delivered to Bank a Consent and Agreement of Guarantor(s), and (iv) if required by Bank, Borrower and any guarantor(s) have executed and delivered to Bank an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement.

   7.   INTEGRATION,  ENTIRE  AGREEMENT,  CHANGE,  DISCHARGE,  TERMINATION,  OR
        WAIVER.
        -----------------------------------------------------------------------

   The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

   8.  BINDING EFFECT.
       --------------

   The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

   9.   CHOICE OF LAW.
        -------------

   This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.


   10.  COUNTERPART EXECUTION.
        ---------------------

   This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

   DATED as of the date first above stated.

                                      CONTINENTAL   HOMES   HOLDING  CORP.,   a
                                      Delaware corporation



                                      By:/s/ Kenda B. Gonzales
                                         --------------------------------------
                                      Name:  Kenda B. Gonzales
                                             ----------------------------------
                                      Title: Secretary and Treasurer
                                             ----------------------------------

                                      BANK ONE, ARIZONA, NA, a national banking association



                                      By:/s/ Carol Grumley
                                         --------------------------------------
                                      Name:  Carol Grumley
                                             ----------------------------------
                                      Title: Vice President
                                             ----------------------------------


                       CONSENT AND AGREEMENT OF GUARANTOR(S)
                       -------------------------------------


   With respect to the Modification Agreement, dated February 25, 1994 ("Agreement"), between Continental Homes Holding Corp., a Delaware corporation ("Borrower") and Bank One, Arizona, NA, formerly known as The Valley National Bank of Arizona, a national banking association ("Bank"), the undersigned (individually and, if more than one, collectively "Guarantor") agrees for the benefit of Bank as follows:

      1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guaranty of Payment, dated February 25, 1993 ("Guaranty"), by the undersigned for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty, (including, without limitation, any arbitration resolution and any environmental certification and indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents".

      2. Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement.

      3. Guarantor fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Bank in respect of the Loan, the Loan Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.

      4. Guarantor agrees that all references, if any, to the Note, the Loan Agreement, and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

      5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor(s). Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Guaranty and the obligations of Guarantor in the Guaranty.

      6. Guarantor agrees that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantor(s), are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

      7.   Guarantor  agrees  that  Guarantor   has  no  claims, counterclaims,
   defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

      8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Bank.

      9. Guarantor agrees that this Consent and Agreement of Guarantor(s) may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantor(s) to physically form one document.

   DATED as of the date of the Agreement.


                                    CONTINENTAL   HOMES,   INC.,   a   Delaware
                                    corporation



                                    By:/s/ Kenda B. Gonzales
                                       ----------------------------------------
                                    Name:  Kenda B. Gonzales
                                           ------------------------------------
                                    Title: Financial Vice President
                                           ------------------------------------


                       CONSENT AND AGREEMENT OF GUARANTOR(S)
                       -------------------------------------


   With  respect  to  the   Modification  Agreement,  dated  February 25,  1994
   ("Agreement"), between Continental Homes Holding Corp., a Delaware corporation ("Borrower") and Bank One, Arizona, NA, formerly known as The Valley National Bank of Arizona, a national banking association ("Bank"), the undersigned (individually and, if more than one, collectively "Guarantor") agrees for the benefit of Bank as follows:

      1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Guaranty of Payment, dated February 25, 1993 ("Guaranty"), by the undersigned for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty, (including, without limitation, any arbitration resolution and any environmental certification and indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents".

      2. Guarantor consents to the modification of the Loan Documents and all other matters in the Agreement.

      3. Guarantor fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loan, the Loan Documents, the Guarantor Documents, or the actions or omissions of Bank in respect of the Loan, the Loan Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.

      4. Guarantor agrees that all references, if any, to the Note, the Loan Agreement, and the Loan Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

      5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantor(s). Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Guaranty and the obligations of Guarantor in the Guaranty.

      6. Guarantor agrees that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantor(s), are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

      7.   Guarantor  agrees  that  Guarantor  has   no  claims, counterclaims,
   defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

      8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Bank.

      9. Guarantor agrees that this Consent and Agreement of Guarantor(s) may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantor(s) to physically form one document.

   DATED as of the date of the Agreement.

                                    CHI   CONSTRUCTION   COMPANY,   an  Arizona
                                    corporation



                                    By:/s/ Kenda B. Gonzales
                                       ----------------------------------------
                                    Name:  Kenda B. Gonzales
                                           ------------------------------------
                                    Title: Vice President
                                           ------------------------------------